EXHIBIT 99

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 10, 2002
Securitized Products Group    [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------




                             COMPUTATIONAL MATERIALS

                                  $175,264,000

                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.

                                 SERIES 2002-HE2

                       MORTGAGE PASS-THROUGH CERTIFICATES






--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 10, 2002
Securitized Products Group    [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------


                           APPROXIMATELY $175,264,000
           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2002-HE2

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.

                                    DEPOSITOR

                              INDYMAC BANK, F.S.B.

                                        &
                               THE PROVIDENT BANK

                                    SERVICERS

                             TRANSACTION HIGHLIGHTS
                             ----------------------

------- ----------- ------------ ---------------- ------------- ------------ ---------------------------- ----------- -------------
                                                                 MODIFIED
                                 EXPECTED RATINGS  AVG LIFE TO   DURATION
OFFERED                            (S&P/FITCH/       CALL /      TO CALL /     PAYMENT WINDOW TO CALL /
CLASSES DESCRIPTION    BALANCE       MOODY'S)       MTY(1)(2)   MTY(1)(2)(3)           MTY(1)(2)           DAY COUNT    BENCHMARK
======= =========== ============ ================ ============= ============ ============================ =========== =============
  A-1   Not Offered $436,653,000                                        *****Not Offered*****
------- ----------- ------------ ---------------- ------------- ------------ ---------------------------- ----------- -------------
  A-2     Floater   $72,500,000    AAA/AAA/Aaa     2.74 / 2.99  2.61 / 2.81   8/02 - 6/10 / 8/02 - 11/19   Actual/360 1 Month LIBOR
------- ----------- ------------ ---------------- ------------- ------------ ---------------------------- ----------- -------------
  M-1     Floater   $38,925,000     AA/AA/Aa2      5.30 / 5.86  4.93 / 5.37  10/05 - 6/10 / 10/05 - 12/16  Actual/360 1 Month LIBOR
------- ----------- ------------ ---------------- ------------- ------------ ---------------------------- ----------- -------------
  M-2     Floater   $31,141,000      A/A/A2        5.27 / 5.77  4.82 / 5.19     9/05- 6/10/ 9/05 - 8/15    Actual/360 1 Month LIBOR
------- ----------- ------------ ---------------- ------------- ------------ ---------------------------- ----------- -------------
  B-1     Floater   $26,470,000   BBB/BBB/Baa2     5.26 / 5.57  4.71 / 4.93   8/05 - 6/10 / 8/05 - 11/13   Actual/360 1 Month LIBOR
------- ----------- ------------ ---------------- ------------- ------------ ---------------------------- ----------- -------------
  B-2     Floater    $6,228,000  BBB-/BBB-/Baa3    5.17 / 5.18  4.59 / 4.59   8/05 - 6/10 / 8/05 - 10/10   Actual/360 1 Month LIBOR
------- ----------- ------------ ---------------- ------------- ------------ ---------------------------- ----------- -------------

Notes:      (1)   Certificates are priced to the 10% optional clean-up call.

            (2)   Based on the pricing prepayment speed. See details below.

            (3)   Assumes pricing at par.


ISSUER:                 Morgan Stanley Dean Witter Capital I Inc. Trust
                        2002-HE2.

DEPOSITOR:              Morgan Stanley Dean Witter Capital I Inc.

ORIGINATORS:            There will be two originators:

                        o     Aames Capital Corporation

                        o     IndyMac Bank, F.S.B.

SERVICERS:              There will be two servicers:

                        o IndyMac Bank, F.S.B. will service the Mortgage Loans it originated.

                        o The Provident Bank will service the Mortgage Loans originated by Aames Capital Corporation.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TRUSTEE:                Deutsche Bank National Trust Company.

MANAGERS:               Morgan Stanley (lead manager); Blaylock & Partners, L.P.
                        and Utendahl Capital Partners, L.P.

RATING AGENCIES:        Standard & Poor's, Fitch Ratings and Moody's Investors
                        Service.

OFFERED CERTIFICATES:   Classes A-2, M-1, M-2, B-1 and B-2 Certificates.

EXPECTED PRICING DATE:  July [12], 2002.

EXPECTED CLOSING DATE:  [July 25, 2002] through DTC and Euroclear or
                        Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:     The 25th of each month, or if such day is not a business
                        day, on the next business day, beginning August 25, 2002.

FINAL SCHEDULED
DISTRIBUTION DATE:      The Distribution Date occurring in August 2032.

DUE PERIOD:             For any Distribution Date, the period commencing on the
                        second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL        The interest accrual period for the Offered Certificates
PERIOD:                 with respect to any Distribution Date will be the period
                        beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                        Date) and ending on the day prior to the current
                        Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:         The Trust will consist of two groups of adjustable and
                        fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS: Approximately $475.9 million of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac. It is expected that up to approximately $58.2 million of Mortgage Loans may be purchased by the trust for a period of 3 months after the closing date (the "Group I Pre-Funding Period") as described below.

GROUP II MORTGAGE       Approximately $71.9 million of Mortgage Loans that
LOANS:                  predominantly have original principal balances that do
                        not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac. It is expected that up to approximately $16.8 million of Mortgage Loans may be purchased by the trust for a period of 3 months after the closing date (the "Group II Pre-Funding Period") as described below.

GROUP I PRE-FUNDING:    On the Closing Date, approximately $58.2 million from
                        the sale of the Offered Certificates (the "Group I
                        Pre-Funded Amount") will be deposited with the Trustee into a separate account (the "Group I Pre-Funding
                        Account") and be used by the Trust to purchase additional Mortgage Loans during the Pre-Funding Period.

GROUP II PRE-FUNDING:   On the Closing Date, approximately $16.8 million from
                        the sale of the Offered Certificates (the "Group II
                        Pre-Funded Amount" and together with the Group I
                        Pre-Funded Amount, the "Pre-Funded Amount") will be deposited with the Trustee into a separate account (the
                        "Group II Pre-Funding Account") and be used by the Trust to purchase additional Mortgage Loans during the Pre-Funding Period.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

PRICING PREPAYMENT      o     Fixed Rate Mortgage Loans:  CPR starting at
SPEED:                        approximately 1.5333% CPR in month 1 and
                              increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.

                        o     ARM Mortgage Loans:  CPR of 25%.

CREDIT ENHANCEMENT:     The Offered Certificates are credit enhanced by:

                        1)    Net monthly excess cashflow from the Mortgage
                              Loans,

                        2) 1.75% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the sum of the initial balance of the Mortgage Loans and the Pre-Funded Amount, and

                        3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT      For any Distribution Date, the percentage obtained by
PERCENTAGE:             dividing (x) the aggregate Certificate Principal Balance
                        of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:         The later to occur of:

                        (x)   The earlier of:

                              (a) the Distribution Date occurring in August 2005; and

                              (b) the Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and

                        (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 36.50%

TRIGGER EVENT:          A Trigger Event is in effect on any Distribution Date if
                        (i) on that Distribution Date the 60 Day+ Rolling
                        Average equals or exceeds 40% of the prior period's
                        Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION   Class A:              18.25%
PERCENTAGE:             Class M-1:            12.00%
                        Class M-2:             7.00%
                        Class B-1:             2.75%
                        Class B-2:             1.75%

OPTIONAL CLEAN-UP CALL: When the current aggregate principal balance of the
                        Mortgage Loans is less than or equal to 10% of the sum of the total principal balance of the Mortgage Loans, as of July 1, 2002, plus the Pre-Funded Amount.

STEP-UP COUPONS:        For all Offered Certificates the coupon will increase
                        after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH  The Class A-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group I Cap and (iii) the WAC Cap.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS A-2 PASS-THROUGH  The Class A-2 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH  The Class M-1 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH  The Class M-2 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH  The Class B-1 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH  The Class B-2 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

LOAN GROUP I CAP:       As to any Distribution Date, a per annum rate equal to
                        the weighted average gross rate of the Group I Mortgage
                        Loans in effect on the beginning of the related Due
                        Period less servicing and trustee fee rates.

LOAN GROUP II CAP:      As to any Distribution Date, a per annum rate equal to
                        the weighted average gross rate of the Group II Mortgage
                        Loans in effect on the beginning of the related Due
                        Period less servicing and trustee fee rates.

CLASS A-1 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-1 Certificates will equal the
                        sum of:

                        (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                        (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the
                              related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-2 Certificates will equal the
                        sum of:

                        (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                        (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the
                              related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS M-1, M-2, B-1     As to any Distribution Date, the supplemental interest
AND B-2 BASIS RISK      amount for each of the Class M-1, M-2, B-1 and B-2
CARRY FORWARD AMOUNTS:  Certificates will equal the sum of:

                        (i) the excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                        (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the
                              Certificates' applicable Pass-Through Rate
                              (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS  On each Distribution Date and after payments of
ON OFFERED              servicing and trustee fees and expenses interest
CERTIFICATES:           distributions from the Interest Remittance Amount will
                        be allocated as follows:

                        (i) the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;

                        (ii) the portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;

                        (iii) to the Class M-1 Certificates, its Accrued
                              Certificate Interest;

                        (iv) to the Class M-2 Certificates, its Accrued Certificate Interest;

                        (v) to the Class B-1 Certificates, its Accrued Certificate Interest; and

                        (vi) to the Class B-2 Certificates, its Accrued Certificate Interest.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

PRINCIPAL               On each Distribution Date (a) prior to the Stepdown
DISTRIBUTIONS ON        Date or (b) on which a Trigger Event is in effect,
OFFERED CERTIFICATES:   principal distributions from the Principal Distribution
                        Amount will be allocated as follows:

                        (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                        (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iii) to the Class M-2 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero;

                        (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero; and

                        (v) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                        On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                        (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                        (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iii) to the Class M-2 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and

                        (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

                        All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.

PRE-FUNDING ACCOUNT     Any funds in the Group I Pre-Funding Account not used to
FAILURE:                purchase additional Group I Mortgage Loans during the
                        Group I Pre-Funding Period will be paid as principal to the A-1 Certificates. Any funds in the Group II
                        Pre-Funding Account not used to purchase additional
                        Group II Mortgage Loans during the Group II Pre-Funding
                        Period will be paid as principal to the A-2
                        Certificates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

ALLOCATION OF NET       For any Distribution Date, any Net Monthly Excess
MONTHLY EXCESS          Cashflow shall be paid as follows:
CASHFLOW:

                        (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                        (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

                        (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                        (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

                        (v) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                        (vi) to the Class B-1 Certificates, the allocated unreimbursed realized loss amount;

                        (vii) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                        (viii) to the Class B-2 Certificates, the allocated
                               unreimbursed realized loss amount;

                        (ix) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                        (x) sequentially, to Classes M-1, M-2, B-1 and B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE     For any Distribution Date, the portion of available
AMOUNT:                 funds for such Distribution Date attributable to
                        interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE     For any Distribution Date and each class of Offered
INTEREST:               Certificates, equals the amount of interest accrued
                        during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief
                        Act of 1940 allocated to such class.

PRINCIPAL DISTRIBUTION  On any Distribution Date, the sum of (i) the Basic
AMOUNT: Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL         On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:    aggregate Principal Remittance Amount over (ii) the
                        Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE    On any Distribution Date, the sum of (i) all scheduled
AMOUNT:                 payments of principal collected or advanced on the
                        Mortgage Loans during the Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior
                        Distribution Date through the business day prior to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution
                        Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS      For any Distribution Date is the amount of funds
CASHFLOW:               available for distribution on such Distribution Date
                        remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL         For any Distribution Date, the lesser of (i) the excess
DISTRIBUTION AMOUNT:    of (x) interest collected or advanced with respect to
                        the Mortgage Loans with due dates in the related Due
                        Period (less servicing and trustee fees), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED     For any Distribution Date, means the excess, if any of
AMOUNT:                 (i) the overcollateralization and (ii) the required
                        overcollateralization for such Distribution Date.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS A PRINCIPAL       For any Distribution Date, the percentage equivalent of
ALLOCATION PERCENTAGE:  a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                        Remittance Amount for such Distribution Date and (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance
                        Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II
                        Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL       An amount equal to the excess of (x) the aggregate
DISTRIBUTION AMOUNT:    Certificate Principal Balance of the Class A
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 63.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $3,114,084.

CLASS M-1 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date) and (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 76.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $3,114,084.

CLASS M-2 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date), (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                        Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $3,114,084.

CLASS B-1 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date), (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                        Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                        Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                        Distribution Date), and (iv) the Certificate Principal
                        Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $3,114,084.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS B-2 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date), (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                        Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                        Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                        Distribution Date), (iv) the Certificate Principal
                        Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                        Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-2
                        Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $3,114,084 provided, however, that with respect to any Distribution Date on which the Class Certificate Balance of the Class A, Class M-1,
                        Class M-2 and Class B-1 Certificates have been reduced to zero, the Class B-2 Principal Distribution Amount is the lesser of (x) the Class Certificate Balance of the Class B-2 Certificates and (y) the Principal
                        Distribution Amount.

TRUST TAX STATUS:       REMIC.

ERISA ELIGIBILITY:      Subject to the considerations in the Prospectus, all
                        Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:      It is anticipated that the Class A-2 and Class M-1
                        Certificates will be SMMEA eligible after the expiration of the Group I and Group II Pre-Funding Period.

PROSPECTUS:             The Class A-2, Class M-1, Class M-2, Class B-1 and Class
                        B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                        Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES         PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
--------------- -------------- -------------- -------------- ------------- --------------
     Initial               100            100            100           100            100
    July 2003               99             79             72            65             58
    July 2004               98             59             48            38             28
    July 2005               97             43             30            19              9
    July 2006               95             34             25            18              9
    July 2007               94             27             19            12              8
    July 2008               92             22             14             9              5
    July 2009               91             18             10             6              3
    July 2010               89             14              8             4              2
    July 2011               87             11              6             3              1
    July 2012               85              9              4             2              1
    July 2013               83              7              3             1              0
    July 2014               80              6              2             1              0
    July 2015               77              5              2             0              0
    July 2016               74              4              1             0              0
    July 2017               71              3              1             0              0
    July 2018               67              2              0             0              0
    July 2019               63              2              0             0              0
    July 2020               59              1              0             0              0
    July 2021               55              1              0             0              0
    July 2022               50              1              0             0              0
    July 2023               45              0              0             0              0
    July 2024               40              0              0             0              0
    July 2025               36              0              0             0              0
    July 2026               32              0              0             0              0
    July 2027               28              0              0             0              0
    July 2028               23              0              0             0              0
    July 2029               18              0              0             0              0
    July 2030               12              0              0             0              0
    July 2031                6              0              0             0              0
    July 2032                0              0              0             0              0
 Average Life
 to Maturity
 (years)                 19.01           4.00           2.99          2.29           1.76
 Average Life
 to Call (1)
 (years)                 18.95           3.69           2.74          2.10           1.60

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES         PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
--------------- -------------- -------------- -------------- ------------- --------------
     Initial               100            100            100           100            100
    July 2003              100            100            100           100            100
    July 2004              100            100            100           100            100
    July 2005              100            100            100           100            100
    July 2006              100             87             64            46             78
    July 2007              100             70             47            31             20
    July 2008              100             56             35            21             12
    July 2009              100             45             26            15              8
    July 2010              100             36             19            10              5
    July 2011              100             29             14             7              1
    July 2012              100             23             11             5              0
    July 2013              100             19              8             1              0
    July 2014              100             15              6             0              0
    July 2015              100             12              4             0              0
    July 2016              100              9              1             0              0
    July 2017              100              7              0             0              0
    July 2018              100              5              0             0              0
    July 2019              100              4              0             0              0
    July 2020              100              2              0             0              0
    July 2021              100              0              0             0              0
    July 2022              100              0              0             0              0
    July 2023              100              0              0             0              0
    July 2024               98              0              0             0              0
    July 2025               89              0              0             0              0
    July 2026               78              0              0             0              0
    July 2027               66              0              0             0              0
    July 2028               54              0              0             0              0
    July 2029               41              0              0             0              0
    July 2030               27              0              0             0              0
    July 2031               12              0              0             0              0
    July 2032                0              0              0             0              0
 Average Life
 to Maturity
 (years)                 26.21           7.73           5.86          4.98           4.77
 Average Life
 to Call (1)
 (years)                 26.09           7.03           5.30          4.55           4.42

 (1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES         PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
--------------- -------------- -------------- -------------- ------------- --------------
     Initial               100            100            100           100            100
    July 2003              100            100            100           100            100
    July 2004              100            100            100           100            100
    July 2005              100            100            100           100            100
    July 2006              100             87             64            46             32
    July 2007              100             70             47            31             20
    July 2008              100             56             35            21             12
    July 2009              100             45             26            15              8
    July 2010              100             36             19            10              1
    July 2011              100             29             14             6              0
    July 2012              100             23             11             1              0
    July 2013              100             19              8             0              0
    July 2014              100             15              4             0              0
    July 2015              100             12              0             0              0
    July 2016              100              9              0             0              0
    July 2017              100              7              0             0              0
    July 2018              100              3              0             0              0
    July 2019              100              0              0             0              0
    July 2020              100              0              0             0              0
    July 2021              100              0              0             0              0
    July 2022              100              0              0             0              0
    July 2023              100              0              0             0              0
    July 2024               98              0              0             0              0
    July 2025               89              0              0             0              0
    July 2026               78              0              0             0              0
    July 2027               66              0              0             0              0
    July 2028               54              0              0             0              0
    July 2029               41              0              0             0              0
    July 2030               27              0              0             0              0
    July 2031               12              0              0             0              0
    July 2032                0              0              0             0              0
 Average Life
 to Maturity
 (years)                 26.20           7.65           5.77          4.78           4.31
 Average Life
 to Call (1)
 (years)                 26.09           7.03           5.27          4.40           4.00

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      Dates         PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
--------------- -------------- -------------- -------------- ------------- --------------
     Initial               100            100            100           100            100
    July 2003              100            100            100           100            100
    July 2004              100            100            100           100            100
    July 2005              100            100            100           100            100
    July 2006              100             87             64            46             32
    July 2007              100             70             47            31             20
    July 2008              100             56             35            21              9
    July 2009              100             45             26            12              1
    July 2010              100             36             19             5              0
    July 2011              100             29             12             0              0
    July 2012              100             23              6             0              0
    July 2013              100             19              1             0              0
    July 2014              100             13              0             0              0
    July 2015              100              8              0             0              0
    July 2016              100              4              0             0              0
    July 2017              100              0              0             0              0
    July 2018              100              0              0             0              0
    July 2019              100              0              0             0              0
    July 2020              100              0              0             0              0
    July 2021              100              0              0             0              0
    July 2022              100              0              0             0              0
    July 2023              100              0              0             0              0
    July 2024               98              0              0             0              0
    July 2025               89              0              0             0              0
    July 2026               78              0              0             0              0
    July 2027               66              0              0             0              0
    July 2028               54              0              0             0              0
    July 2029               41              0              0             0              0
    July 2030               27              0              0             0              0
    July 2031                8              0              0             0              0
    July 2032                0              0              0             0              0
 Average Life
 to Maturity
 (years)                 26.17           7.43           5.57          4.56           4.01
 Average Life
 to Call (1)
 (years)                 26.09           7.03           5.26          4.33           3.82

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       Dates         PPC 0%       PPC 75%        PPC 100%      PPC 125%       PPC 150%
--------------- -------------- -------------- -------------- ------------- --------------
      Initial              100            100            100           100            100
     July 2003             100            100            100           100            100
     July 2004             100            100            100           100            100
     July 2005             100            100            100           100            100
     July 2006             100             87             64            46             32
     July 2007             100             70             47            31              5
     July 2008             100             56             35             9              0
     July 2009             100             45             22             0              0
     July 2010             100             36              4             0              0
     July 2011             100             29              0             0              0
     July 2012             100             14              0             0              0
     July 2013             100              1              0             0              0
     July 2014             100              0              0             0              0
     July 2015             100              0              0             0              0
     July 2016             100              0              0             0              0
     July 2017             100              0              0             0              0
     July 2018             100              0              0             0              0
     July 2019             100              0              0             0              0
     July 2020             100              0              0             0              0
     July 2021             100              0              0             0              0
     July 2022             100              0              0             0              0
     July 2023             100              0              0             0              0
     July 2024              98              0              0             0              0
     July 2025              89              0              0             0              0
     July 2026              78              0              0             0              0
     July 2027              66              0              0             0              0
     July 2028              54              0              0             0              0
     July 2029              41              0              0             0              0
     July 2030              26              0              0             0              0
     July 2031               0              0              0             0              0
     July 2032               0              0              0             0              0
 Average Life to
 Maturity (years)        26.04           6.92           5.18          4.22           3.70
 Average Life to
 Call (1) (years)        26.04           6.91           5.17          4.21           3.69

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

     PERIOD     CLASS A-2 CAP (%)  CLASS M-1 CAP (%) CLASS M-2 CAP (%)  CLASS B-1 CAP (%)  CLASS B-2 CAP (%)
--------------  -----------------  ----------------- -----------------  -----------------  -----------------
                   ACTUAL/360         ACTUAL/360        ACTUAL/360         ACTUAL/360          ACTUAL/360
       0                        -                 -                  -                  -                  -
       1                     6.72              7.27               7.27               7.27               7.27
       2                     7.82              8.02               8.02               8.02               8.02
       3                     8.09              8.29               8.29               8.29               8.29
       4                     7.83              8.02               8.02               8.02               8.02
       5                     8.10              8.29               8.29               8.29               8.29
       6                     7.85              8.02               8.02               8.02               8.02
       7                     7.85              8.02               8.02               8.02               8.02
       8                     8.70              8.88               8.88               8.88               8.88
       9                     7.87              8.02               8.02               8.02               8.02
      10                     8.13              8.29               8.29               8.29               8.29
      11                     7.88              8.02               8.02               8.02               8.02
      12                     8.15              8.29               8.29               8.29               8.29
      13                     7.90              8.02               8.02               8.02               8.02
      14                     7.90              8.02               8.02               8.02               8.02
      15                     8.18              8.29               8.29               8.29               8.29
      16                     7.92              8.02               8.02               8.02               8.02
      17                     8.19              8.29               8.29               8.29               8.29
      18                     7.94              8.02               8.02               8.02               8.02
      19                     7.98              8.03               8.03               8.03               8.03
      20                     8.56              8.58               8.58               8.58               8.58
      21                     8.02              8.04               8.04               8.04               8.04
      22                     9.34              8.95               8.95               8.95               8.95
      23                     9.26              9.02               9.02               9.02               9.02
      24                     9.58              9.32               9.32               9.32               9.32
      25                     9.30              9.02               9.02               9.02               9.02
      26                     9.50              9.16               9.16               9.16               9.16
      27                     9.83              9.46               9.46               9.46               9.46
      28                     9.86              9.38               9.38               9.38               9.38
      29                    10.31              9.82               9.82               9.82               9.82
      30                     9.99              9.50               9.50               9.50               9.50
      31                    10.02              9.50               9.50               9.50               9.50
      32                    11.20             10.58              10.58              10.58              10.58
      33                    10.22              9.94               9.94               9.94               9.94
      34                    11.86             11.29              11.29              11.29              11.29
      35                    11.53             11.05              11.05              11.05              11.05
      36                    11.94             11.41              11.41              11.41              11.41
      37                    25.22             11.05              11.05              11.05              11.05
      38                    13.24             11.17              11.17              11.17              11.17

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

     PERIOD     CLASS A-2 CAP (%)  CLASS M-1 CAP (%) CLASS M-2 CAP (%)  CLASS B-1 CAP (%)  CLASS B-2 CAP (%)
--------------  -----------------  ----------------- -----------------  -----------------  -----------------
                   ACTUAL/360         ACTUAL/360        ACTUAL/360         ACTUAL/360          ACTUAL/360
      39                    13.66             11.67              11.67              11.67              11.67
      40                    13.83             11.77              11.77              11.77              11.77
      41                    14.27             12.29              12.29              12.29              12.29
      42                    13.79             11.89              11.89              11.89              11.89
      43                    13.81             11.89              11.89              11.89              11.89
      44                    15.38             13.25              13.25              13.25              13.25
      45                    13.92             12.09              12.09              12.09              12.09
      46                    14.68             12.77              12.77              12.77              12.77
      47                    14.22             12.38              12.38              12.38              12.38
      48                    14.73             12.80              12.80              12.80              12.80
      49                    14.26             12.39              12.39              12.39              12.39
      50                    14.29             12.42              12.42              12.42              12.42
      51                    14.79             12.97              12.97              12.97              12.97
      52                    14.57             12.80              12.80              12.80              12.80
      53                    15.05             13.22              13.22              13.22              13.22
      54                    14.58             12.80              12.80              12.80              12.80
      55                    14.58             12.80              12.80              12.80              12.80
      56                    16.16             14.19              14.19              14.19              14.19
      57                    14.59             12.82              12.82              12.82              12.82
      58                    15.08             13.24              13.24              13.24              13.24
      59                    14.61             12.82              12.82              12.82              12.82
      60                    15.10             13.24              13.24              13.24              13.24
      61                    14.61             12.82              12.82              12.82              12.82
      62                    14.61             12.82              12.82              12.82              12.82
      63                    15.10             13.24              13.24              13.24              13.24
      64                    14.61             12.81              12.81              12.81              12.81
      65                    15.10             13.24              13.24              13.24              13.24
      66                    14.61             12.81              12.81              12.81              12.81
      67                    14.61             12.81              12.81              12.81              12.81
      68                    15.61             13.69              13.69              13.69              13.69
      69                    14.61             12.81              12.81              12.81              12.81
      70                    15.09             13.23              13.23              13.23              13.23
      71                    14.60             12.81              12.81              12.81              12.81
      72                    15.09             13.23              13.23              13.23              13.23
      73                    14.60             12.80              12.80              12.80              12.80
      74                    14.60             12.80              12.80              12.80              12.80
      75                    15.09             13.23              13.23              13.23              13.23
      76                    14.60             12.80              12.80              12.80              12.80

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

     PERIOD     CLASS A-2 CAP (%)  CLASS M-1 CAP (%) CLASS M-2 CAP (%)  CLASS B-1 CAP (%)  CLASS B-2 CAP (%)
--------------  -----------------  ----------------- -----------------  -----------------  -----------------
                   ACTUAL/360         ACTUAL/360        ACTUAL/360         ACTUAL/360          ACTUAL/360
      77                    15.09             13.23              13.23              13.23              13.23
      78                    14.60             12.80              12.80              12.80              12.80
      79                    14.60             12.80              12.80              12.80              12.80
      80                    16.16             14.17              14.17              14.17              14.17
      81                    14.60             12.79              12.79              12.79              12.79
      82                    14.42             13.22              13.22              13.22              13.22
      83                    13.07             12.79              12.79              12.79              12.79
      84                    13.53             13.22              13.22              13.22              13.22
      85                    13.11             12.79              12.79              12.79              12.79
      86                    13.12             12.79              12.79              12.79              12.79
      87                    13.58             13.21              13.21              13.21              13.21
      88                    13.16             12.79              12.79              12.79              12.79
      89                    13.62             13.21              13.21              13.21              13.21
      90                    13.20             12.78              12.78              12.78              12.78
      91                    13.22             12.78              12.78              12.78              12.78
      92                    14.66             14.15              14.15              14.15              14.15
      93                    13.26             12.78              12.78              12.78              12.78
      94                    13.72             13.21              13.21              13.21              13.21
      95                    13.30             12.78              12.78              12.78              12.78
      96                    13.77             13.21              13.21              13.21              13.21
      97                    13.35             12.78              12.78              12.78              12.78
      98                    13.37             12.78              12.78              12.78              12.78
      99                    13.84             13.20              13.20              13.20              13.20
      100                   13.42             12.78              12.78              12.78              12.78
      101                   13.89             13.20              13.20              13.20              13.20
      102                   13.47             12.77              12.77              12.77                  -
      103                   13.50             12.77              12.77              12.77                  -
      104                   14.97             14.14              14.14              14.14                  -
      105                   13.55             12.77              12.77              12.77                  -
      106                   14.04             13.20              13.20              13.20                  -
      107                   13.61             12.77              12.77              12.77                  -
      108                   14.10             13.19              13.19              13.19                  -
      109                   13.67             12.77              12.77              12.77                  -
      110                   13.71             12.77              12.77              12.77                  -
      111                   14.20             13.19              13.19              13.19                  -
      112                   13.77             12.76              12.76              12.76                  -
      113                   14.27             13.19              13.19              13.19                  -
      114                   13.84             12.76              12.76              12.76                  -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

     PERIOD     CLASS A-2 CAP (%)  CLASS M-1 CAP (%) CLASS M-2 CAP (%)  CLASS B-1 CAP (%)  CLASS B-2 CAP (%)
--------------  -----------------  ----------------- -----------------  -----------------  -----------------
                   ACTUAL/360         ACTUAL/360        ACTUAL/360         ACTUAL/360          ACTUAL/360
      115                   13.88             12.76              12.76              12.76                  -
      116                   14.88             13.64              13.64              13.64                  -
      117                   13.95             12.76              12.76              12.76                  -
      118                   14.46             13.18              13.18              13.18                  -
      119                   14.03             12.76              12.76              12.76                  -
      120                   14.55             13.18              13.18              13.18                  -
      121                   14.12             12.76              12.76              12.76                  -
      122                   14.16             12.76              12.76              12.76                  -
      123                   14.68             13.18              13.18              13.18                  -
      124                   14.25             12.75              12.75              12.75                  -
      125                   14.78             13.18              13.18              13.18                  -
      126                   14.35             12.75              12.75              12.75                  -
      127                   14.40             12.75              12.75              12.75                  -
      128                   16.00             14.12              14.12              14.12                  -
      129                   14.50             12.75              12.75              12.75                  -
      130                   15.04             13.18              13.18              13.18                  -
      131                   14.61             12.75              12.75              12.75                  -
      132                   15.15             13.17              13.17              13.17                  -
      133                   14.72             12.75              12.75              12.75                  -
      134                   14.78             12.75              12.75              12.75                  -
      135                   15.34             13.17              13.17              13.17                  -
      136                   14.90             12.75              12.75              12.75                  -
      137                   15.47             13.17              13.17              13.17                  -
      138                   15.03             12.75              12.75              12.75                  -
      139                   15.10             12.74              12.74              12.74                  -
      140                   16.80             14.11              14.11                  -                  -
      141                   15.24             12.74              12.74                  -                  -
      142                   15.82             13.17              13.17                  -                  -
      143                   15.39             12.74              12.74                  -                  -
      144                   15.98             13.17              13.17                  -                  -
      145                   15.54             12.74              12.74                  -                  -
      146                   15.62             12.74              12.74                  -                  -
      147                   16.23             13.16              13.16                  -                  -
      148                   15.79             12.74              12.74                  -                  -
      149                   16.41             13.16              13.16                  -                  -
      150                   15.97             12.74              12.74                  -                  -
      151                   16.06             12.74              12.74                  -                  -
      152                   17.88             14.10              14.10                  -                  -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

     PERIOD     CLASS A-2 CAP (%)  CLASS M-1 CAP (%) CLASS M-2 CAP (%)  CLASS B-1 CAP (%)  CLASS B-2 CAP (%)
--------------  -----------------  ----------------- -----------------  -----------------  -----------------
                   ACTUAL/360         ACTUAL/360        ACTUAL/360         ACTUAL/360          ACTUAL/360
      153                   16.25             12.74              12.74                  -                  -
      154                   16.89             13.16              13.16                  -                  -
      155                   16.45             12.74              12.74                  -                  -
      156                   17.11             13.16              13.16                  -                  -
      157                   16.66             12.74              12.74                  -                  -
      158                   16.77             12.73              12.73                  -                  -
      159                   17.45             13.16              13.16                  -                  -
      160                   17.00             12.73              12.73                  -                  -
      161                   17.69             13.16              13.16                  -                  -
      162                   17.24             12.73                  -                  -                  -
      163                   17.37             12.73                  -                  -                  -
      164                   18.70             13.61                  -                  -                  -
      165                   17.63             12.73                  -                  -                  -
      166                   18.35             13.16                  -                  -                  -
      167                   17.90             12.73                  -                  -                  -
      168                   18.64             13.16                  -                  -                  -
      169                   18.19             12.73                  -                  -                  -
      170                   18.34             12.73                  -                  -                  -
      171                   19.11             13.16                  -                  -                  -
      172                   18.65             12.73                  -                  -                  -
      173                   19.44             13.16                  -                  -                  -
      174                   18.98             12.73                  -                  -                  -
      175                   19.15             12.73                  -                  -                  -
      176                   21.40             14.09                  -                  -                  -
      177                   20.05                 -                  -                  -                  -
      178                   21.09                 -                  -                  -                  -
      179                   20.75                 -                  -                  -                  -
      180                   21.82                 -                  -                  -                  -
      181                   21.50                 -                  -                  -                  -
      182                   22.39                 -                  -                  -                  -
      183                   23.63                 -                  -                  -                  -
      184                   23.37                 -                  -                  -                  -
      185                   24.70                 -                  -                  -                  -
      186                   24.48                 -                  -                  -                  -
      187                   25.10                 -                  -                  -                  -
      188                   28.54                 -                  -                  -                  -
      189                   26.51                 -                  -                  -                  -
      190                   28.21                 -                  -                  -                  -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

     PERIOD     CLASS A-2 CAP (%)  CLASS M-1 CAP (%) CLASS M-2 CAP (%)  CLASS B-1 CAP (%)  CLASS B-2 CAP (%)
--------------  -----------------  ----------------- -----------------  -----------------  -----------------
                   ACTUAL/360         ACTUAL/360        ACTUAL/360         ACTUAL/360          ACTUAL/360
      191                   28.16                 -                  -                  -                  -
      192                   30.07                 -                  -                  -                  -
      193                   30.14                 -                  -                  -                  -
      194                   31.28                 -                  -                  -                  -
      195                   33.63                 -                  -                  -                  -
      196                   33.95                 -                  -                  -                  -
      197                   36.71                 -                  -                  -                  -
      198                   37.31                 -                  -                  -                  -
      199                   39.32                 -                  -                  -                  -
      200                   46.09                 -                  -                  -                  -
      201                   44.30                 -                  -                  -                  -
      202                   49.00                 -                  -                  -                  -
      203                   51.11                 -                  -                  -                  -
      204                   57.40                 -                  -                  -                  -
      205                   60.97                 -                  -                  -                  -
      206                   67.76                 -                  -                  -                  -
      207                   79.04                 -                  -                  -                  -
      208                   88.15                 -                  -                  -                  -
      209                  107.96                 -                  -                  -                  -
      210                  128.98                 -                  -                  -                  -
      211                  169.85                 -                  -                  -                  -
      212                  268.94                 -                  -                  -                  -
      213                  496.58                 -                  -                  -                  -
      214                       *                 -                  -                  -                  -
      215                       -                 -                  -                  -                  -

*     In Period 214, the A-2 Class has a balance of $17.17 and is paid
      $117,003.35 in interest.

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                 MORGAN STANLEY
            MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-HE2

                                   ALL RECORDS
                                  4,198 RECORDS
                              BALANCE: 547,816,769



1. SUMMARY STATISTICS

Number of Mortgage Loans: 4,198
Aggregate Principal Balance: 547,816,769
Weighted Average Current Mortgage Rate: 8.839
Weighted Average Margin: 6.550
Weighted Average Maximum Rate: 14.925
Weighted Average Original Term: 351
Weighted Average Stated Remaining Term: 348
Weighted Average Original LTV: 77.57
% First Lien: 100.00
% Owner Occupied: 96.03
% Purchase: 20.13
% Full Doc: 76.49
Weighted Average Credit Score: 599



2. LOAN ORIGINATOR

                                                                      % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                      OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
LOAN ORIGINATOR                      LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------
Aames                               3,297        430,438,751         78.57        8.857           357        77.75
Indy Mac                              901        117,378,018         21.43        8.776           317        76.93
TOTAL:                              4,198        547,816,769           100        8.839           348        77.57



3. PRODUCT TYPES

                                                                      % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                      OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
PRODUCT TYPES                        LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                             72          5,795,287          1.06        8.276           177        67.02
Fixed - 20 Year                             39          4,005,592          0.73        8.221           237        71.09
Fixed - 30 Year                            269         36,878,811          6.73        9.009           358        78.26
Balloon - 15/30                            201         18,375,169          3.35         8.61           176        77.12
ARM - 6 Month                                4            825,911          0.15        8.733           359        71.53
ARM - 2 Year/6 Month                     1,388        223,079,013         40.72        8.622           357        77.56
ARM - 3 Year/6 Month                     2,197        255,140,841         46.57        9.044           357        77.84
ARM - 5 Year/6 Month                        18          1,512,222          0.28         8.84           341        75.31
ARM - 3 Year/1 Year                         10          2,203,924           0.4        8.857           358        83.87
TOTAL:                                   4,198        547,816,769           100        8.839           348        77.57



4. RANGE OF GROSS INTEREST RATES (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                         AGGREGATE        AGGREGATE     WEIGHTED
                                          NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                            OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                         MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
RANGE OF GROSS INTEREST RATES (%)          LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                      1            127,615          0.02         5.99           357           80
6.000 - 6.999                                     80         12,725,476          2.32        6.864           357        75.62
7.000 - 7.999                                    835        134,132,505         24.48        7.696           345        76.62
8.000 - 8.999                                  1,402        204,179,824         37.27        8.572           347         78.8
9.000 - 9.999                                  1,055        123,026,146         22.46        9.485           350        78.55
10.000 - 10.999                                  515         48,903,970          8.93       10.475           352        76.38
11.000 - 11.999                                  216         18,119,081          3.31        11.48           357        71.81
12.000 - 12.999                                   67          4,997,624          0.91       12.489           358        70.66
13.000 - 13.999                                   20          1,125,280          0.21       13.482           358        65.02
14.000 - 14.999                                    7            479,248          0.09       14.376           357        65.54
TOTAL:                                         4,198        547,816,769           100        8.839           348        77.57
Minimum: 5.990
Maximum: 14.950
Weighted Average: 8.839




5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                                    % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                 AGGREGATE        AGGREGATE     WEIGHTED
                                                  NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                                    OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                                 MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)       LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                            33            737,533          0.13        10.18           342        57.91
25,001 - 50,000                                      465         18,719,441          3.42        9.984           337        68.97
50,001 - 75,000                                      731         45,799,798          8.36        9.334           332        75.57
75,001 - 100,000                                     672         59,138,712          10.8        9.163           340         75.8
100,001 - 125,000                                    557         62,660,331         11.44        8.892           347         79.3
125,001 - 150,000                                    455         62,776,535         11.46        8.923           348        78.62
150,001 - 175,000                                    359         58,438,488         10.67        8.778           351        78.65
175,001 - 200,000                                    247         46,484,628          8.49        8.713           352        78.71
200,001 - 225,000                                    168         35,814,280          6.54        8.644           356           79
225,001 - 250,000                                    123         28,979,651          5.29        8.844           352        80.32
250,001 - 275,000                                    108         28,322,976          5.17         8.45           357         78.3
275,001 - 300,000                                     78         22,428,136          4.09        8.645           358        79.24
300,001 - 325,000                                     42         13,106,947          2.39        8.471           358        77.41
325,001 - 350,000                                     46         15,671,754          2.86        8.375           354        76.58
350,001 - 375,000                                     29         10,493,902          1.92        8.504           358        80.57
375,001 - 400,000                                     29         11,182,388          2.04         8.32           352        75.64
400,001 - 425,000                                     15          6,249,172          1.14        8.201           358        71.39
425,001 - 450,000                                     13          5,706,160          1.04        7.972           358        74.56
450,001 - 475,000                                      5          2,304,018          0.42          8.6           359        74.71
475,001 - 500,000                                     10          4,935,063           0.9        7.843           357        70.98
500,001 - 525,000                                      3          1,549,215          0.28        7.624           357        80.02
525,001 - 550,000                                      4          2,173,517           0.4        7.931           312        76.96
550,001 - 575,000                                      2          1,125,132          0.21        8.495           356         75.4
600,001 >=                                             4          3,018,993          0.55        8.509           355        76.55
TOTAL:                                             4,198        547,816,769           100        8.839           348        77.57
Minimum: 11,273
Maximum: 970,962
Average: 130,495


6. RANGE OF ORIGINAL TERMS

                                                                                    % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                 AGGREGATE        AGGREGATE     WEIGHTED
                                                  NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                                    OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                                 MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
RANGE OF ORIGINAL TERMS                            LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                                             285         25,155,166          4.59        8.528           176         74.8
181 - 240                                              39          4,005,592          0.73        8.221           237        71.09
301 - 360                                           3,874        518,656,011         94.68        8.859           358        77.76
TOTAL:                                              4,198        547,816,769           100        8.839           348        77.57
Minimum: 180
Maximum: 360
Weighted Average: 351



7. RANGE OF REMAINING TERMS

                                                                                    % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                 AGGREGATE        AGGREGATE     WEIGHTED
                                                  NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                                    OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                                 MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
RANGE OF REMAINING TERMS                           LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
169 - 180                                            285         25,155,166          4.59        8.528           176         74.8
229 - 240                                             39          4,005,592          0.73        8.221           237        71.09
325 - 336                                              1             39,873          0.01            9           334        57.97
337 - 348                                              1            625,557          0.11         9.99           345           70
349 - 360                                          3,872        517,990,581         94.56        8.858           358        77.77
TOTAL:                                             4,198        547,816,769           100        8.839           348        77.57
Minimum: 170
Maximum: 360
Weighted Average: 348



8. RANGE OF ORIGINAL LTV RATIOS

                                                                                    % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                 AGGREGATE        AGGREGATE     WEIGHTED
                                                  NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                                    OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                                 MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
RANGE OF ORIGINAL LTV RATIOS                       LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 40.00                                              82          6,066,804          1.11        8.999           333        31.44
40.01 - 50.00                                        103          9,524,752          1.74         8.94           332        46.62
50.01 - 60.00                                        213         25,150,178          4.59         8.66           344        56.77
60.01 - 70.00                                        585         68,471,368          12.5         9.17           347        66.76
70.01 - 80.00                                      1,999        267,979,099         48.92        8.789           351        78.02
80.01 - 90.00                                      1,109        155,364,521         28.36        8.819           347        86.97
90.01 - 100.00                                       107         15,260,046          2.79        8.615           354        94.52
TOTAL:                                             4,198        547,816,769           100        8.839           348        77.57
Minimum: 9.45
Maximum: 100.00
Weighted Average: 77.57



9. RANGE OF GROSS MARGINS (%)

                                                                                    % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                 AGGREGATE        AGGREGATE     WEIGHTED
                                                  NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                                    OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                                 MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
RANGE OF GROSS MARGINS (%)                         LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     581         65,054,859         11.88        8.782           283         76.5
<=5.000                                              114         19,520,593          3.56        8.045           358        75.55
5.001 - 5.500                                        242         32,588,449          5.95        8.166           357        75.99
5.501 - 6.000                                        649         90,620,373         16.54        8.317           357        76.17
6.001 - 6.500                                        957        134,112,392         24.48        8.659           357        77.53
6.501 - 7.000                                        840        119,352,882         21.79        8.917           357        81.96
7.001 - 7.500                                        223         28,917,851          5.28        9.378           358         77.2
7.501 - 8.000                                        195         19,982,152          3.65        9.786           357         78.2
8.001 - 8.500                                        181         18,722,069          3.42       10.182           358        73.98
8.501 - 9.000                                        135         12,451,134          2.27       10.909           357        71.89
>9.000                                                81          6,494,015          1.19       11.619           357         63.2
TOTAL:                                             4,198        547,816,769           100        8.839           348        77.57
Minimum: 2.330
Maximum: 12.580
Weighted Average: 6.550

10. RANGE OF MAXIMUM LOAN RATES (%)

                                                                                    % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                 AGGREGATE        AGGREGATE     WEIGHTED
                                                  NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                                    OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                                 MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
RANGE OF MAXIMUM LOAN RATES (%)                    LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     581         65,054,859         11.88        8.782           283         76.5
<= 13.000                                             96         15,015,006          2.74        6.923           357        75.54
13.001 - 13.500                                      181         32,119,144          5.86        7.364           357        76.34
13.501 - 14.000                                      483         77,367,902         14.12        7.885           356        77.05
14.001 - 14.500                                      461         71,918,215         13.13        8.297           358        78.61
14.501 - 15.000                                      705        104,365,176         19.05         8.74           357        78.98
15.001 - 15.500                                      446         57,034,478         10.41        9.201           358        78.95
15.501 - 16.000                                      480         54,766,077            10        9.627           358        78.78
16.001 - 16.500                                      235         25,295,615          4.62       10.097           358        76.89
16.501 - 17.000                                      236         21,793,005          3.98       10.642           358        76.21
17.001 - 17.500                                      108          8,964,930          1.64       11.165           358         73.8
17.501 - 18.000                                       95          7,548,603          1.38       11.732           358         70.7
18.001 - 18.500                                       39          2,859,199          0.52       12.106           358        70.96
18.501 - 19.000                                       25          2,110,033          0.39       12.739           358        70.98
19.001 - 19.500                                       15            769,124          0.14       13.309           358        62.63
19.501 - 20.000                                        5            356,156          0.07       13.854           359        70.19
20.001 - 20.500                                        5            383,716          0.07       14.262           357         65.5
20.501 - 21.000                                        2             95,531          0.02       14.834           357        65.69
TOTAL:                                             4,198        547,816,769           100        8.839           348        77.57
Minimum: 11.990
Maximum: 20.950
Weighted Average: 14.925



11. INITIAL PERIODIC CAP (%)

                                                                                    % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                 AGGREGATE        AGGREGATE     WEIGHTED
                                                  NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                                    OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                                 MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
INITIAL PERIODIC CAP (%)                           LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     581         65,054,859         11.88        8.782           283         76.5
1                                                      6            982,334          0.18        8.823           343        73.53
1.5                                                    1            274,384          0.05         7.75           357          100
2                                                     69          9,564,397          1.75        9.525           358        79.49
3                                                  3,514        468,309,920         85.49        8.834           357        77.66
5                                                     27          3,630,876          0.66        8.852           355        80.51
TOTAL:                                             4,198        547,816,769           100        8.839           348        77.57
Minimum: 1.000
Maximum: 5.000
Weighted Average: 2.990

12. SUBSEQUENT PERIODIC CAP (%)

                                                                                    % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                 AGGREGATE        AGGREGATE     WEIGHTED
                                                  NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                                    OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                                 MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
SUBSEQUENT PERIODIC CAP (%)                        LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     581         65,054,859         11.88        8.782           283         76.5
1                                                  3,563        472,715,420         86.29        8.857           357        77.67
1.5                                                   30          5,410,237          0.99        7.954           358        80.12
2                                                     12          2,422,493          0.44        8.764           358         84.2
3                                                     11          2,014,356          0.37        8.987           359        76.03
???                                                    1            199,404          0.04        9.625           359           70
TOTAL:                                             4,198        547,816,769           100        8.839           348        77.57
Minimum: 1.000
Maximum: 3.000
Weighted Average: 1.019



13. NEXT RATE ADJUSTMENT DATES

                                                                                    % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                 AGGREGATE        AGGREGATE     WEIGHTED
                                                  NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                                    OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                                 MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
NEXT RATE ADJUSTMENT DATES                         LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Nov-02                                                 1            111,613          0.02        7.625           358           85
Dec-02                                                 2            339,983          0.06        8.253           359        68.78
Jan-03                                                 1            374,316          0.07          9.5           360           70
Apr-03                                                 1            625,557          0.11         9.99           345           70
Oct-03                                                 2            225,039          0.04        9.558           351        89.97
Nov-03                                                 4            319,729          0.06          9.6           353        78.16
Dec-03                                                 5            621,250          0.11         8.77           354        82.93
Jan-04                                                15          2,500,587          0.46        8.554           355        75.51
Feb-04                                                28          3,712,375          0.68        8.327           356         75.5
Mar-04                                               213         35,631,591           6.5        8.525           356        77.28
Apr-04                                               598         93,123,349            17         8.55           357        77.83
May-04                                               386         64,034,939         11.69        8.729           358        77.67
Jun-04                                               123         20,412,416          3.73        8.766           359        76.85
Jul-04                                                13          1,872,179          0.34         8.69           360        79.08
Sep-04                                                 1            112,719          0.02         6.95           351           85
Nov-04                                                 2            122,843          0.02       10.507           353        82.38
Dec-04                                                10          1,172,116          0.21        8.695           354        74.67
Jan-05                                                73          7,309,544          1.33        8.837           355        75.59
Feb-05                                                69          7,550,920          1.38        8.815           356        80.91
Mar-05                                               467         57,009,548         10.41        8.896           356        77.31
Apr-05                                             1,139        132,531,344         24.19        9.061           358           78
May-05                                               438         50,483,861          9.22        9.245           358        78.13
Jun-05                                                 6            837,397          0.15        8.408           360        80.13
Jul-05                                                 2            214,473          0.04        8.626           360        89.09
Feb-07                                                 1             43,641          0.01         9.35           356           70
Apr-07                                                10            777,654          0.14        8.948           344        73.67
May-07                                                 7            690,927          0.13        8.687           336        77.49
Fixed Rate                                           581         65,054,859         11.88        8.782           283         76.5
TOTAL:                                             4,198        547,816,769           100        8.839           348        77.57



14. GEOGRAPHIC DISTRIBUTION (TOP 15)

                                                                                    % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                 AGGREGATE        AGGREGATE     WEIGHTED
                                                  NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                                    OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                                 MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
GEOGRAPHIC DISTRIBUTION (TOP 15)                   LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
California                                           786        153,650,890         28.05        8.489           355        77.35
Florida                                              531         61,668,739         11.26        8.837           356        78.98
Texas                                                285         29,333,977          5.35        9.327           357        78.01
New York                                             171         27,887,433          5.09        9.132           354        73.92
Washington                                           174         27,790,782          5.07        8.392           351        79.17
Michigan                                             238         20,024,071          3.66        9.509           348        78.04
Minnesota                                            164         19,805,258          3.62        9.013           319         74.8
Ohio                                                 188         15,900,116           2.9        9.012           307        79.48
Illinois                                             146         14,514,039          2.65        9.227           332        76.18
Colorado                                             102         14,410,381          2.63        8.619           345        76.95
Hawaii                                                80         14,281,204          2.61        8.551           358        79.03
Massachusetts                                         73         12,677,242          2.31        8.961           356        71.68
New Jersey                                            67         11,880,477          2.17        8.767           358        77.88
Virginia                                              74         11,651,731          2.13        8.685           357        77.93
Maryland                                              62         10,901,147          1.99        8.713           356        81.03
Other                                              1,057        101,439,285         18.52         9.12           339        78.02
TOTAL:                                             4,198        547,816,769           100        8.839           348        77.57

Number of States/District of Columbia Represented: 50



15. OCCUPANCY

                                                                                    % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                 AGGREGATE        AGGREGATE     WEIGHTED
                                                  NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                                    OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                                 MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
OCCUPANCY                                          LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                            3,954        526,055,250         96.03         8.82           348        77.83
Non-Owner Occupied                                   155         13,068,872          2.39        9.239           357        71.81
Investment                                            79          7,523,336          1.37        9.391           358        70.54
Second Home                                           10          1,169,311          0.21        9.684           359        73.82
TOTAL:                                             4,198        547,816,769           100        8.839           348        77.57



16. PROPERTY TYPE

                                                                                    % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                 AGGREGATE        AGGREGATE     WEIGHTED
                                                  NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                                    OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                                 MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
PROPERTY TYPE                                      LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                            3,638        470,808,349         85.94        8.842           348        77.61
Condo                                                284         33,299,107          6.08        8.798           355        79.31
2-4 Family                                           201         32,235,156          5.88        8.827           354        76.06
PUD                                                   46          8,538,477          1.56        8.521           342        76.08
Townhouse                                             12          1,334,757          0.24        9.415           319        76.53
Manufactured Housing                                  11            890,222          0.16        9.877           322        74.91
Co-op                                                  6            710,702          0.13       10.844           358        62.72
TOTAL:                                             4,198        547,816,769           100        8.839           348        77.57

17. LOAN PURPOSE

                                                                                    % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                 AGGREGATE        AGGREGATE     WEIGHTED
                                                  NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                                    OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                                 MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
LOAN PURPOSE                                       LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                2,662        353,536,496         64.54        8.791           345         76.2
Purchase                                             843        110,301,430         20.13        8.782           356        81.67
Refinance - Rate Term                                693         83,978,843         15.33        9.117           355        77.98
TOTAL:                                             4,198        547,816,769           100        8.839           348        77.57

18. DOCUMENTATION LEVEL

                                                                                    % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                 AGGREGATE        AGGREGATE     WEIGHTED
                                                  NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                                    OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                                 MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
DOCUMENTATION LEVEL                                LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Full                                               3,343        419,033,034         76.49         8.83           347        78.64
Stated Documentation                                 647         95,460,785         17.43        8.847           357        75.06
Reduced                                              206         33,164,836          6.05        8.935           348        71.41
No Documentation                                       2            158,114          0.03        9.199           297         70.8
TOTAL:                                             4,198        547,816,769           100        8.839           348        77.57

19. CREDIT SCORE

                                                                                    % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                 AGGREGATE        AGGREGATE     WEIGHTED
                                                  NUMBER          CUT-OFF          CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED
                                                    OF              DATE            DATE         GROSS        AVERAGE      AVERAGE
                                                 MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
CREDIT SCORE                                       LOANS          BALANCE          BALANCE        RATE         TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
NA                                                    13          1,983,760          0.36        9.561           357        78.35
476 - 500                                             18          1,862,975          0.34        9.589           357        72.29
501 - 525                                            300         35,499,637          6.48        9.654           356        72.55
526 - 550                                            533         65,460,353         11.95        9.561           353        74.84
551 - 575                                            738         89,341,052         16.31        9.292           348        75.94
576 - 600                                            742         95,650,165         17.46        8.801           345        78.81
601 - 625                                            806        108,709,879         19.84        8.589           344        78.89
626 - 650                                            513         67,973,408         12.41        8.354           346        80.39
651 - 675                                            274         40,630,257          7.42        8.273           354        78.52
676 - 700                                            115         19,082,655          3.48        8.164           351        78.45
701 - 725                                             62          9,360,167          1.71        7.914           356         79.2
726 - 750                                             46          7,415,970          1.35        7.936           350        78.33
751 - 775                                             27          3,514,932          0.64        7.938           358        74.43
776 - 800                                             10          1,182,955          0.22         8.08           358        73.85
Above 800                                              1            148,604          0.03        7.625           357         62.5
TOTAL:                                             4,198        547,816,769           100        8.839           348        77.57
Minimum: 479
Maximum: 802
Weighted Average: 599


                                 MORGAN STANLEY
            MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-HE2

                                     GROUP 1
                                  3,988 RECORDS
                              BALANCE: 475,932,607



1. SUMMARY STATISTICS

Number of Mortgage Loans: 3,988
Aggregate Principal Balance: 475,932,607
Weighted Average Current Mortgage Rate: 8.914
Weighted Average Margin: 6.603
Weighted Average Maximum Rate: 15.004
Weighted Average Original Term: 350
Weighted Average Stated Remaining Term: 348
Weighted Average Original LTV: 77.79
% First Lien: 100.00
% Owner Occupied: 95.94
% Purchase: 19.88
% Full Doc: 78.13
Weighted Average Credit Score: 597



2. LOAN ORIGINATOR

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
LOAN ORIGINATOR                        LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
Aames                                  3,125          373,827,865            78.55           8.94            357           77.84
Indy Mac                                 863          102,104,742            21.45           8.82            313            77.6
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79



3. PRODUCT TYPES

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
PRODUCT TYPES                          LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                           70            4,870,106             1.02          8.327            177           67.95
Fixed - 20 Year                           39            4,005,592             0.84          8.221            237           71.09
Fixed - 30 Year                          260           33,518,141             7.04          9.026            358           78.26
Balloon - 15/30                          200           18,037,840             3.79          8.615            176           77.37
ARM - 6 Month                              3              451,595             0.09          8.098            359           72.79
ARM - 2 Year/6 Month                   1,281          183,360,167            38.53          8.694            357           77.97
ARM - 3 Year/6 Month                   2,126          230,456,204            48.42          9.124            357            77.9
ARM - 3 Year/1 Year                        9            1,232,962             0.26          8.647            359           86.91
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79



4. RANGE OF GROSS INTEREST RATES (%)

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
RANGE OF GROSS INTEREST RATES (%)      LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                              1              127,615             0.03           5.99            357              80
6.000 - 6.999                             72            9,398,634             1.97          6.859            357           75.84
7.000 - 7.999                            766          107,489,190            22.58          7.702            342           77.12
8.000 - 8.999                          1,315          175,350,403            36.84          8.582            346           78.97
9.000 - 9.999                          1,023          113,190,994            23.78          9.494            350           78.73
10.000 - 10.999                          506           46,487,755             9.77         10.482            352           76.32
11.000 - 11.999                          213           17,368,088             3.65          11.48            357           71.93
12.000 - 12.999                           66            4,957,636             1.04         12.493            358           70.74
13.000 - 13.999                           20            1,125,280             0.24         13.482            358           65.02
14.000 - 14.999                            6              437,013             0.09         14.407            357           66.28
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79
Minimum: 5.990
Maximum: 14.950
Weighted Average: 8.914



5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
RANGE OF CUT-OFF DATE PRINCIPAL      MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
 PRINCIPAL BALANCE ($)               LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                33              737,533             0.15          10.18            342           57.91
25,001 - 50,000                          460           18,508,879             3.89          9.971            337           68.96
50,001 - 75,000                          724           45,379,765             9.53          9.336            332           75.66
75,001 - 100,000                         666           58,622,130            12.32          9.165            340           75.85
100,001 - 125,000                        550           61,901,302            13.01          8.889            347           79.24
125,001 - 150,000                        450           62,061,329            13.04          8.918            348           78.62
150,001 - 175,000                        359           58,438,488            12.28          8.778            351           78.65
175,001 - 200,000                        246           46,303,827             9.73          8.712            352            78.7
200,001 - 225,000                        168           35,814,280             7.53          8.644            356              79
225,001 - 250,000                        123           28,979,651             6.09          8.844            352           80.32
250,001 - 275,000                        107           28,068,086              5.9          8.449            357           78.27
275,001 - 300,000                         78           22,428,136             4.71          8.645            358           79.24
300,001 - 325,000                          8            2,469,941             0.52          8.938            358           68.96
325,001 - 350,000                          5            1,715,556             0.36          8.196            358            74.8
350,001 - 375,000                          6            2,163,323             0.45          8.044            358           86.03
375,001 - 400,000                          1              389,671             0.08              8            355              85
425,001 - 450,000                          2              884,408             0.19          7.806            357           77.46
475,001 - 500,000                          1              499,697              0.1            8.5            359           71.43
550,001 - 575,000                          1              566,606             0.12           8.49            356           78.56
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79
Minimum: 11,273
Maximum: 566,606
Average: 119,341



6. RANGE OF ORIGINAL TERMS

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
RANGE OF ORIGINAL TERMS                LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                                280           23,751,438             4.99          8.549            176           75.49
181 - 240                                 39            4,005,592             0.84          8.221            237           71.09
301 - 360                              3,669          448,175,577            94.17           8.94            358           77.97
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79
Minimum: 180
Maximum: 360
Weighted Average: 350



7. RANGE OF REMAINING TERMS

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
RANGE OF REMAINING TERMS               LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
169 - 180                                280           23,751,438             4.99          8.549            176           75.49
229 - 240                                 39            4,005,592             0.84          8.221            237           71.09
325 - 336                                  1               39,873             0.01              9            334           57.97
349 - 360                              3,668          448,135,704            94.16           8.94            358           77.97
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79
Minimum: 170
Maximum: 360
Weighted Average: 348



8. RANGE OF ORIGINAL LTV RATIOS

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
RANGE OF ORIGINAL LTV RATIOS           LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 40.00                                  81            5,627,100             1.18          9.078            331            31.1
40.01 - 50.00                            100            8,452,775             1.78           9.12            328           46.61
50.01 - 60.00                            198           20,308,514             4.27          8.841            345           56.61
60.01 - 70.00                            550           57,403,557            12.06          9.293            347           66.87
70.01 - 80.00                          1,895          230,674,177            48.47          8.852            350           78.07
80.01 - 90.00                          1,062          139,968,704            29.41           8.87            345           87.01
90.01 - 100.00                           102           13,497,780             2.84           8.75            353           94.67
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79
Minimum: 9.45
Maximum: 100.00
Weighted Average: 77.79



9. RANGE OF GROSS MARGINS (%)

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
RANGE OF GROSS MARGINS (%)             LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         569           60,431,679             12.7          8.794            281           76.69
<=5.000                                   98           12,782,598             2.69          8.052            358           76.21
5.001 - 5.500                            227           28,227,282             5.93          8.136            357           76.16
5.501 - 6.000                            598           73,449,556            15.43          8.364            357            76.2
6.001 - 6.500                            903          114,235,993               24          8.739            357           77.88
6.501 - 7.000                            797          105,914,831            22.25          8.963            357           82.31
7.001 - 7.500                            212           25,221,137              5.3          9.491            358           77.34
7.501 - 8.000                            193           19,297,010             4.05          9.812            357           78.06
8.001 - 8.500                            180           18,389,388             3.86         10.167            357           73.87
8.501 - 9.000                            132           11,610,767             2.44         10.944            357           71.72
>9.000                                    79            6,372,366             1.34         11.611            357           63.26
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79
Minimum: 2.330
Maximum: 12.580
Weighted Average: 6.603



10. RANGE OF MAXIMUM LOAN RATES (%)

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
RANGE OF MAXIMUM LOAN RATES (%)        LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         569           60,431,679             12.7          8.794            281           76.69
<= 13.000                                 85           11,096,559             2.33          6.892            357            75.6
13.001 - 13.500                          156           22,764,178             4.78          7.366            357            77.2
13.501 - 14.000                          439           63,013,505            13.24          7.872            356           77.08
14.001 - 14.500                          428           60,572,808            12.73          8.301            358            78.7
14.501 - 15.000                          662           89,457,293             18.8          8.763            357           79.45
15.001 - 15.500                          432           52,831,188             11.1          9.204            358           78.87
15.501 - 16.000                          467           50,184,773            10.54          9.656            358           79.21
16.001 - 16.500                          227           21,696,717             4.56         10.171            358           77.34
16.501 - 17.000                          233           21,242,466             4.46         10.635            358           76.25
17.001 - 17.500                          107            8,923,709             1.87         11.165            358            73.8
17.501 - 18.000                           93            7,186,208             1.51         11.721            358           70.56
18.001 - 18.500                           39            2,859,199              0.6         12.106            358           70.96
18.501 - 19.000                           25            2,110,033             0.44         12.739            358           70.98
19.001 - 19.500                           15              769,124             0.16         13.309            358           62.63
19.501 - 20.000                            5              356,156             0.07         13.854            359           70.19
20.001 - 20.500                            4              341,482             0.07         14.288            357           66.44
20.501 - 21.000                            2               95,531             0.02         14.834            357           65.69
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79
Minimum: 11.990
Maximum: 20.950
Weighted Average: 15.004



11. INITIAL PERIODIC CAP (%)

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
INITIAL PERIODIC CAP (%)               LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         569           60,431,679             12.7          8.794            281           76.69
1                                          4              522,749             0.11          8.347            359           75.81
1.5                                        1              274,384             0.06           7.75            357             100
2                                         67            8,870,437             1.86          9.554            358           79.65
3                                      3,338          404,600,397            85.01          8.921            357           77.87
5                                          9            1,232,962             0.26          8.647            359           86.91
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79
Minimum: 1.000
Maximum: 5.000
Weighted Average: 2.981



12. SUBSEQUENT PERIODIC CAP (%)

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
SUBSEQUENT PERIODIC CAP (%)            LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         569           60,431,679             12.7          8.794            281           76.69
1                                      3,370          407,890,652             85.7          8.945            357           77.87
1.5                                       28            4,719,560             0.99          7.863            358           81.45
2                                         11            1,451,531              0.3          8.523            359           87.02
3                                          9            1,239,780             0.26          9.183            359           79.73
???                                        1              199,404             0.04          9.625            359              70
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79
Minimum: 1.000
Maximum: 3.000
Weighted Average: 1.016



13. NEXT RATE ADJUSTMENT DATES

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
NEXT RATE ADJUSTMENT DATES             LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
Nov-02                                     1              111,613             0.02          7.625            358              85
Dec-02                                     2              339,983             0.07          8.253            359           68.78
Oct-03                                     2              225,039             0.05          9.558            351           89.97
Nov-03                                     4              319,729             0.07            9.6            353           78.16
Dec-03                                     5              621,250             0.13           8.77            354           82.93
Jan-04                                    14            2,002,291             0.42          8.695            355           80.47
Feb-04                                    25            2,701,938             0.57          8.425            356           77.17
Mar-04                                   189           28,142,873             5.91          8.561            355           77.05
Apr-04                                   561           78,524,392             16.5           8.64            357           77.93
May-04                                   357           53,160,502            11.17          8.774            358           77.97
Jun-04                                   111           15,789,973             3.32          8.946            359           79.06
Jul-04                                    13            1,872,179             0.39           8.69            360           79.08
Sep-04                                     1              112,719             0.02           6.95            351              85
Nov-04                                     2              122,843             0.03         10.507            353           82.38
Dec-04                                     9              863,323             0.18          8.854            354           79.07
Jan-05                                    71            6,481,040             1.36          8.996            355           76.07
Feb-05                                    68            6,840,034             1.44          9.042            356           81.09
Mar-05                                   447           49,711,705            10.45          9.001            356           77.34
Apr-05                                 1,105          121,346,900             25.5          9.131            358            77.8
May-05                                   424           45,158,733             9.49          9.282            358           78.63
Jun-05                                     6              837,397             0.18          8.408            360           80.13
Jul-05                                     2              214,473             0.05          8.626            360           89.09
Fixed Rate                               569           60,431,679             12.7          8.794            281           76.69
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79



14. GEOGRAPHIC DISTRIBUTION (TOP 15)

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
GEOGRAPHIC DISTRIBUTION (TOP 15)       LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
California                               691          118,081,616            24.81          8.541            356           77.39
Florida                                  506           54,710,049             11.5          8.891            356           79.33
Texas                                    278           27,088,463             5.69          9.377            357            77.6
New York                                 160           24,045,439             5.05          9.242            356           74.26
Washington                               162           23,393,316             4.92          8.508            350           79.15
Michigan                                 237           19,981,836              4.2          9.499            348           78.09
Minnesota                                163           19,725,844             4.14          9.005            319           74.86
Ohio                                     187           15,786,271             3.32          9.018            306           79.51
Illinois                                 144           14,117,774             2.97          9.249            336           76.55
Hawaii                                    76           13,498,407             2.84          8.557            358           79.89
Colorado                                  98           13,033,373             2.74          8.608            344           76.75
Massachusetts                             70           11,550,718             2.43          8.954            356           71.76
Maryland                                  58            9,575,714             2.01          8.724            356            81.4
New Jersey                                62            9,563,063             2.01          8.953            358           79.23
Virginia                                  64            8,085,665              1.7          9.062            357            79.6
Other                                  1,032           93,695,060            19.69          9.163            337           78.37
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79
Number of States/District of Columbia Represented: 50



15. OCCUPANCY

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
OCCUPANCY                              LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                3,754          456,610,030            95.94          8.894            347           78.08
Non-Owner Occupied                       149           11,911,024              2.5           9.35            357           71.22
Investment                                75            6,242,242             1.31          9.404            357           69.92
Second Home                               10            1,169,311             0.25          9.684            359           73.82
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79



16. PROPERTY TYPE

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
PROPERTY TYPE                          LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                3,446          404,945,793            85.08          8.924            347           77.83
2-4 Family                               198           30,949,727              6.5           8.86            354           75.87
Condo                                    275           30,620,150             6.43          8.841            355           79.67
PUD                                       41            6,537,206             1.37          8.468            337           77.33
Townhouse                                 12            1,334,757             0.28          9.415            319           76.53
Manufactured Housing                      10              834,273             0.18          9.937            332           75.91
Co-op                                      6              710,702             0.15         10.844            358           62.72
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79



17. LOAN PURPOSE

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
LOAN PURPOSE                           LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                    2,519          305,875,525            64.27          8.859            343           76.45
Purchase                                 800           94,608,723            19.88          8.883            355           82.01
Refinance - Rate Term                    669           75,448,359            15.85           9.18            356           77.92
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79



18. DOCUMENTATION LEVEL

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
DOCUMENTATION LEVEL                    LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
Full                                   3,203          371,851,643            78.13          8.896            346            78.7
Stated Documentation                     597           78,459,442            16.49          8.934            357           75.19
Reduced                                  186           25,463,408             5.35          9.115            347           72.53
No Documentation                           2              158,114             0.03          9.199            297            70.8
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79



19. CREDIT SCORE

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                       AGGREGATE          AGGREGATE        WEIGHTED
                                      NUMBER            CUT-OFF            CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                                        OF                DATE               DATE           GROSS         AVERAGE         AVERAGE
                                     MORTGAGE          PRINCIPAL          PRINCIPAL        INTEREST      REMAINING       ORIGINAL
CREDIT SCORE                           LOANS            BALANCE            BALANCE           RATE           TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
476 - 500                                 15            1,576,926             0.33          9.557            357           72.56
501 - 525                                290           32,595,264             6.85          9.725            356           72.35
526 - 550                                516           59,463,433            12.49           9.62            352           74.61
551 - 575                                714           81,565,548            17.14          9.359            348           76.43
576 - 600                                710           82,979,905            17.44          8.832            344           79.45
601 - 625                                766           94,105,457            19.77          8.687            343           79.48
626 - 650                                486           58,505,804            12.29          8.412            344           80.29
651 - 675                                257           34,757,395              7.3          8.277            353           78.37
676 - 700                                100           12,673,878             2.66          8.223            348            80.1
701 - 725                                 57            7,606,074              1.6          7.907            355           79.66
726 - 750                                 42            6,280,535             1.32           8.01            349           77.36
751 - 775                                 25            2,840,594              0.6          7.885            358            73.1
776 - 800                                  9              833,190             0.18          8.113            357           72.21
Above 800                                  1              148,604             0.03          7.625            357            62.5
TOTAL:                                 3,988          475,932,607              100          8.914            348           77.79
Minimum: 500
Maximum: 802
Weighted Average: 597


`
                                 MORGAN STANLEY
            MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-HE2

                                     GROUP 2
                                   210 RECORDS
                               BALANCE: 71,884,162



1. SUMMARY STATISTICS

Number of Mortgage Loans: 210
Aggregate Principal Balance: 71,884,162
Weighted Average Current Mortgage Rate: 8.343
Weighted Average Margin: 6.219
Weighted Average Maximum Rate: 14.437
Weighted Average Original Term: 356
Weighted Average Stated Remaining Term: 354
Weighted Average Original LTV: 76.16
% First Lien: 100.00
% Owner Occupied: 96.61
% Purchase: 21.83
% Full Doc: 65.64
Weighted Average Credit Score: 612



2. LOAN ORIGINATOR

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE       WEIGHTED
                                         NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                           OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                        MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
LOAN ORIGINATOR                           LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Aames                                     172         56,610,886            78.75        8.305            357        77.16
Indy Mac                                   38         15,273,276            21.25        8.482            344        72.45
TOTAL:                                    210         71,884,162              100        8.343            354        76.16



3. PRODUCT TYPES

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE       WEIGHTED
                                         NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                           OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                        MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
PRODUCT TYPES                             LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                   2            925,180             1.29        8.006            178        62.08
Fixed - 30 Year                                   9          3,360,670             4.68        8.839            359        78.27
Balloon - 15/30                                   1            337,329             0.47         8.34            177        63.55
ARM - 6 Month                                     1            374,316             0.52          9.5            360           70
ARM - 2 Year/6 Month                            107         39,718,846            55.25        8.289            358        75.68
ARM - 3 Year/6 Month                             71         24,684,637            34.34        8.295            357        77.34
ARM - 5 Year/6 Month                             18          1,512,222              2.1         8.84            341        75.31
ARM - 3 Year/1 Year                               1            970,962             1.35        9.125            358           80
TOTAL:                                          210         71,884,162              100        8.343            354        76.16



4. RANGE OF GROSS INTEREST RATES (%)

                                                                             % OF
                                                                           MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE       WEIGHTED
                                         NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                           OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                        MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
RANGE OF GROSS INTEREST RATES (%)         LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.999                                     8          3,326,841             4.63         6.88            357           75
7.000 - 7.999                                    69         26,643,316            37.06        7.669            354        74.57
8.000 - 8.999                                    87         28,829,421            40.11        8.516            353        77.76
9.000 - 9.999                                    32          9,835,152            13.68        9.383            357        76.51
10.000 - 10.999                                   9          2,416,215             3.36       10.356            358        77.48
11.000 - 11.999                                   3            750,994             1.04       11.481            359        69.08
12.000 - 12.999                                   1             39,989             0.06           12            359        61.54
14.000 - 14.999                                   1             42,235             0.06        14.05            358        57.88
TOTAL:                                          210         71,884,162              100        8.343            354        76.16
Minimum: 6.625
Maximum: 14.050
Weighted Average: 8.343



5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                               % OF
                                                                             MORTGAGE
                                                                             POOL BY
                                                          AGGREGATE         AGGREGATE       WEIGHTED
                                           NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                             OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
   RANGE OF CUT-OFF DATE PRINCIPAL        MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
             BALANCE ($)                   LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                               5            210,562             0.29       11.071            358        69.01
50,001 - 75,000                               7            420,033             0.58         9.18            334        65.53
75,001 - 100,000                              6            516,582             0.72        8.913            328        69.84
100,001 - 125,000                             7            759,029             1.06        9.121            358        83.65
125,001 - 150,000                             5            715,206             0.99        9.344            357        79.07
175,001 - 200,000                             1            180,801             0.25         8.99            358        82.65
250,001 - 275,000                             1            254,890             0.35          8.5            357        81.08
300,001 - 325,000                            34         10,637,006             14.8        8.363            358        79.37
325,001 - 350,000                            41         13,956,198            19.41        8.397            354         76.8
350,001 - 375,000                            23          8,330,579            11.59        8.624            358        79.15
375,001 - 400,000                            28         10,792,717            15.01        8.332            351         75.3
400,001 - 425,000                            15          6,249,172             8.69        8.201            358        71.39
425,001 - 450,000                            11          4,821,751             6.71        8.003            358        74.03
450,001 - 475,000                             5          2,304,018             3.21          8.6            359        74.71
475,001 - 500,000                             9          4,435,366             6.17        7.769            357        70.93
500,001 - 525,000                             3          1,549,215             2.16        7.624            357        80.02
525,001 - 550,000                             4          2,173,517             3.02        7.931            312        76.96
550,001 - 575,000                             1            558,526             0.78          8.5            357         72.2
600,001 >=                                    4          3,018,993              4.2        8.509            355        76.55
TOTAL:                                      210         71,884,162              100        8.343            354        76.16
Minimum: 39,989
Maximum: 970,962
Average: 342,306



6. RANGE OF ORIGINAL TERMS

                                                                               % OF
                                                                             MORTGAGE
                                                                             POOL BY
                                                          AGGREGATE         AGGREGATE       WEIGHTED
                                           NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                             OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                          MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
RANGE OF ORIGINAL TERMS                     LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                                    5          1,403,728             1.95          8.172            178          63.14
301 - 360                                  205         70,480,434            98.05          8.346            358          76.42
TOTAL:                                     210         71,884,162              100          8.343            354          76.16
Minimum: 180
Maximum: 360
Weighted Average: 356



7. RANGE OF REMAINING TERMS

                                                                               % OF
                                                                             MORTGAGE
                                                                             POOL BY
                                                          AGGREGATE         AGGREGATE       WEIGHTED
                                           NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                             OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                          MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
RANGE OF REMAINING TERMS                    LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
169 - 180                                    5          1,403,728             1.95        8.172            178        63.14
337 - 348                                    1            625,557             0.87         9.99            345           70
349 - 360                                  204         69,854,877            97.18        8.331            358        76.47
TOTAL:                                     210         71,884,162              100        8.343            354        76.16
Minimum: 177
Maximum: 360
Weighted Average: 354



8. RANGE OF ORIGINAL LTV RATIOS

                                                                               % OF
                                                                             MORTGAGE
                                                                             POOL BY
                                                          AGGREGATE         AGGREGATE       WEIGHTED
                                           NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                             OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                          MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
RANGE OF ORIGINAL LTV RATIOS                LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 40.00                                      1            439,704             0.61         7.99            359        35.76
40.01 - 50.00                                 3          1,071,977             1.49        7.522            358        46.73
50.01 - 60.00                                15          4,841,664             6.74        7.903            342        57.44
60.01 - 70.00                                35         11,067,811             15.4        8.535            342        66.18
70.01 - 80.00                               104         37,304,922             51.9        8.402            357        77.73
80.01 - 90.00                                47         15,395,817            21.42        8.354            358        86.64
90.01 - 100.00                                5          1,762,267             2.45        7.581            358        93.39
TOTAL:                                      210         71,884,162              100        8.343            354        76.16
Minimum: 35.76
Maximum: 95.00
Weighted Average: 76.16

9. RANGE OF GROSS MARGINS (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                             POOL BY
                                                          AGGREGATE         AGGREGATE       WEIGHTED
                                           NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                             OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                          MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
RANGE OF GROSS MARGINS (%)                  LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                             12          4,623,180             6.43        8.636            309        73.96
<=5.000                                      16          6,737,994             9.37         8.03            358        74.29
5.001 - 5.500                                15          4,361,167             6.07        8.362            358        74.89
5.501 - 6.000                                51         17,170,817            23.89        8.116            356        76.03
6.001 - 6.500                                54         19,876,399            27.65        8.201            358        75.53
6.501 - 7.000                                43         13,438,051            18.69        8.554            358        79.19
7.001 - 7.500                                11          3,696,714             5.14        8.609            358        76.23
7.501 - 8.000                                 2            685,142             0.95        9.031            358        82.22
8.001 - 8.500                                 1            332,681             0.46        10.99            359           80
8.501 - 9.000                                 3            840,367             1.17       10.422            357        74.27
>9.000                                        2            121,649             0.17       12.052            357        60.01
TOTAL:                                      210         71,884,162              100        8.343            354        76.16
Minimum: 4.375
Maximum: 9.700
Weighted Average: 6.219



10. RANGE OF MAXIMUM LOAN RATES (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                             POOL BY
                                                          AGGREGATE         AGGREGATE       WEIGHTED
                                           NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                             OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                          MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
RANGE OF MAXIMUM LOAN RATES (%)             LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            12          4,623,180             6.43        8.636            309        73.96
<= 13.000                                   11          3,918,447             5.45        7.013            357        75.36
13.001 - 13.500                             25          9,354,966            13.01        7.362            357        74.25
13.501 - 14.000                             44         14,354,397            19.97        7.942            356        76.94
14.001 - 14.500                             33         11,345,408            15.78        8.277            358        78.18
14.501 - 15.000                             43         14,907,883            20.74        8.604            358        76.17
15.001 - 15.500                             14          4,203,289             5.85        9.159            358        79.98
15.501 - 16.000                             13          4,581,304             6.37        9.304            356        74.02
16.001 - 16.500                              8          3,598,898             5.01        9.647            358        74.21
16.501 - 17.000                              3            550,539             0.77       10.942            358        74.77
17.001 - 17.500                              1             41,221             0.06        11.15            358           75
17.501 - 18.000                              2            362,395              0.5       11.956            359        73.51
20.001 - 20.500                              1             42,235             0.06        14.05            358        57.88
TOTAL:                                     210         71,884,162              100        8.343            354        76.16
Minimum: 12.625
Maximum: 20.050
Weighted Average: 14.437



11. INITIAL PERIODIC CAP (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                             POOL BY
                                                          AGGREGATE         AGGREGATE       WEIGHTED
                                           NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                             OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                          MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
INITIAL PERIODIC CAP (%)                    LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            12          4,623,180             6.43        8.636            309        73.96
1                                            2            459,585             0.64        9.365            326        70.93
2                                            2            693,961             0.97        9.156            358        77.49
3                                          176         63,709,523            88.63        8.282            357         76.3
5                                           18          2,397,914             3.34        8.958            354        77.22
TOTAL:                                     210         71,884,162              100        8.343            354        76.16
Minimum: 1.000
Maximum: 5.000
Weighted Average: 3.047



12. SUBSEQUENT PERIODIC CAP (%)

                                                                               % OF
                                                                             MORTGAGE
                                                                             POOL BY
                                                          AGGREGATE         AGGREGATE       WEIGHTED
                                           NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                             OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                          MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
SUBSEQUENT PERIODIC CAP (%)                 LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            12          4,623,180             6.43        8.636            309        73.96
1                                          193         64,824,768            90.18        8.304            357        76.38
1.5                                          2            690,677             0.96        8.571            358        71.09
2                                            1            970,962             1.35        9.125            358           80
3                                            2            774,576             1.08        8.674            358        70.09
TOTAL:                                     210         71,884,162              100        8.343            354        76.16
Minimum: 1.000
Maximum: 3.000
Weighted Average: 1.043



13. NEXT RATE ADJUSTMENT DATES

                                                                               % OF
                                                                             MORTGAGE
                                                                             POOL BY
                                                          AGGREGATE         AGGREGATE       WEIGHTED
                                           NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                             OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                          MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
NEXT RATE ADJUSTMENT DATES                  LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Jan-03                                        1            374,316             0.52          9.5            360           70
Apr-03                                        1            625,557             0.87         9.99            345           70
Jan-04                                        1            498,297             0.69         7.99            355        55.56
Feb-04                                        3          1,010,437             1.41        8.067            356        71.06
Mar-04                                       24          7,488,718            10.42        8.388            357        78.13
Apr-04                                       37         14,598,957            20.31        8.069            357         77.3
May-04                                       29         10,874,437            15.13        8.513            359         76.2
Jun-04                                       12          4,622,443             6.43        8.153            359        69.27
Dec-04                                        1            308,793             0.43         8.25            354        62.37
Jan-05                                        2            828,504             1.15        7.589            354        71.84
Feb-05                                        1            710,886             0.99        6.625            356        79.14
Mar-05                                       20          7,297,843            10.15         8.18            357        77.07
Apr-05                                       34         11,184,444            15.56        8.296            358        80.09
May-05                                       14          5,325,128             7.41        8.936            359        73.88
Feb-07                                        1             43,641             0.06         9.35            356           70
Apr-07                                       10            777,654             1.08        8.948            344        73.67
May-07                                        7            690,927             0.96        8.687            336        77.49
Fixed Rate                                   12          4,623,180             6.43        8.636            309        73.96
TOTAL:                                      210         71,884,162              100        8.343            354        76.16



14. GEOGRAPHIC DISTRIBUTION (TOP 15)

                                                                               % OF
                                                                             MORTGAGE
                                                                             POOL BY
                                                          AGGREGATE         AGGREGATE       WEIGHTED
                                           NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                             OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                          MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
GEOGRAPHIC DISTRIBUTION (TOP 15)            LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
California                                  95         35,569,274            49.48        8.318            355        77.22
Florida                                     25          6,958,689             9.68        8.412            355        76.24
Washington                                  12          4,397,466             6.12        7.774            358        79.26
New York                                    11          3,841,993             5.34        8.442            340        71.79
Virginia                                    10          3,566,066             4.96        7.831            358        74.13
New Jersey                                   5          2,317,414             3.22        7.999            358        72.27
Texas                                        7          2,245,515             3.12        8.717            358        82.99
Connecticut                                  4          1,712,464             2.38        8.234            357        74.15
Colorado                                     4          1,377,008             1.92        8.722            358         78.8
Maryland                                     4          1,325,433             1.84        8.637            359        78.38
Massachusetts                                3          1,126,524             1.57        9.028            359        70.84
Arizona                                      3            927,525             1.29        8.106            359        77.36
Nevada                                       2            787,209              1.1         8.97            358        75.89
Hawaii                                       4            782,797             1.09        8.443            356        64.28
Georgia                                      3            723,629             1.01        9.152            344        77.77
Other                                       18          4,225,157             5.88        8.779            343        70.42
TOTAL:                                     210         71,884,162              100        8.343            354        76.16
Number of States/District of Columbia
    Represented: 28



15. OCCUPANCY

                                                                               % OF
                                                                             MORTGAGE
                                                                             POOL BY
                                                          AGGREGATE         AGGREGATE       WEIGHTED
                                           NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                             OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                          MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
OCCUPANCY                                   LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                    200         69,445,220            96.61        8.329            354        76.18
Investment                                   4          1,281,094             1.78        9.327            359        73.56
Non-Owner Occupied                           6          1,157,848             1.61        8.093            358         77.9
TOTAL:                                     210         71,884,162              100        8.343            354        76.16



16. PROPERTY TYPE

                                                                               % OF
                                                                             MORTGAGE
                                                                             POOL BY
                                                          AGGREGATE         AGGREGATE       WEIGHTED
                                           NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                             OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                          MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
PROPERTY TYPE                               LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                    192         65,862,556            91.62        8.339            354        76.25
Condo                                        9          2,678,957             3.73        8.297            357        75.21
PUD                                          5          2,001,271             2.78        8.697            358        72.02
2-4 Family                                   3          1,285,428             1.79        8.038            358        80.65
Manufactured Housing                         1             55,949             0.08         8.98            177           60
TOTAL:                                     210         71,884,162              100        8.343            354        76.16



17. LOAN PURPOSE

                                                                               % OF
                                                                             MORTGAGE
                                                                             POOL BY
                                                          AGGREGATE         AGGREGATE       WEIGHTED
                                           NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                             OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                          MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
LOAN PURPOSE                                LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                        143         47,660,971             66.3        8.359            354        74.61
Purchase                                    43         15,692,707            21.83        8.177            357        79.61
Refinance - Rate Term                       24          8,530,484            11.87        8.559            350        78.43
TOTAL:                                     210         71,884,162              100        8.343            354        76.16



18. DOCUMENTATION LEVEL

                                                                               % OF
                                                                             MORTGAGE
                                                                             POOL BY
                                                          AGGREGATE         AGGREGATE       WEIGHTED
                                           NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                             OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                          MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
DOCUMENTATION LEVEL                         LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Full                                       140         47,181,391            65.64        8.307            354        78.15
Stated Documentation                        50         17,001,343            23.65        8.444            356        74.45
Reduced                                     20          7,701,427            10.71        8.338            351        67.71
TOTAL:                                     210         71,884,162              100        8.343            354        76.16



19. CREDIT SCORE

                                                                               % OF
                                                                             MORTGAGE
                                                                             POOL BY
                                                          AGGREGATE         AGGREGATE       WEIGHTED
                                           NUMBER          CUT-OFF           CUT-OFF        AVERAGE       WEIGHTED      WEIGHTED
                                             OF              DATE              DATE          GROSS        AVERAGE       AVERAGE
                                          MORTGAGE        PRINCIPAL         PRINCIPAL       INTEREST     REMAINING      ORIGINAL
CREDIT SCORE                                LOANS          BALANCE           BALANCE          RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
NA                                          13          1,983,760             2.76        9.561            357        78.35
476 - 500                                    3            286,049              0.4        9.769            357        70.82
501 - 525                                   10          2,904,373             4.04        8.857            358        74.73
526 - 550                                   17          5,996,920             8.34        8.984            357        77.12
551 - 575                                   24          7,775,505            10.82        8.582            347        70.82
576 - 600                                   32         12,670,259            17.63        8.597            352        74.64
601 - 625                                   40         14,604,422            20.32        7.957            351        75.08
626 - 650                                   27          9,467,604            13.17        7.994            357        80.98
651 - 675                                   17          5,872,862             8.17        8.251            356         79.4
676 - 700                                   15          6,408,777             8.92        8.046            358         75.2
701 - 725                                    5          1,754,093             2.44        7.944            358        77.21
726 - 750                                    4          1,135,435             1.58        7.525            357        83.68
751 - 775                                    2            674,339             0.94        8.161            358           80
776 - 800                                    1            349,765             0.49            8            359        77.78
TOTAL:                                     210         71,884,162              100        8.343            354        76.16
Minimum: 479
Maximum: 777
Weighted Average: 612